UNITED STATES
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ALEXANDER’S, INC.

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ALEXANDER’S, INC.

Notice of
Annual Meeting
of Stockholders

and

Proxy Statement
  ❖
2 0 0 9

ALEXANDER’S, INC.
210 Route 4 East
Paramus, New Jersey 07652

Notice of Annual Meeting of Stockholders
to Be Held May 14, 2009

To our Stockholders:

The 2009 Annual Meeting of Stockholders of Alexander’s, Inc., a Delaware corporation (the “Company”), will be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663, on Thursday, May 14, 2009, beginning at 10:00 A.M., local time, for the following purposes:

(1) To elect three persons to the Board of Directors of the Company. Each person elected will serve for a term of three years and until his successor is duly elected and qualified.

(2) The ratification of the appointment of the accounting firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year.

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Pursuant to the Bylaws of the Company, the Board of Directors of the Company has fixed the close of business on March 13, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

Please review the Proxy Statement and proxy card. Whether or not you plan to attend the meeting, your shares should be represented and voted. You may authorize your proxy by the Internet or by touch-tone phone as described on the proxy card. Alternatively, you may wish to sign the proxy card and return it in accordance with the instructions included with the proxy card. You may revoke your proxy by (1) executing and submitting a later-dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our office at 888 Seventh Avenue, New York, New York 10019, or (4) attending the Annual Meeting and voting in person.

By Order of the Board of Directors,

Alan J. Rice
Secretary

April 3, 2009

ALEXANDER’S, INC.
210 Route 4 East
Paramus, New Jersey 07652

PROXY STATEMENT
Annual Meeting of Stockholders
to Be Held May 14, 2009

The attached proxy is being solicited by the Board of Directors (the “Board”) of Alexander’s, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), for use at the 2009 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Annual Meeting will be held on Thursday, May 14, 2009, beginning at 10:00 A.M., local time, at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663. Our principal executive office is located at 210 Route 4 East, Paramus, New Jersey 07652. Our proxy materials, including this Proxy Statement, the Notice of Annual Meeting of Stockholders, the proxy card or voting instruction card and our 2008 annual report, are being distributed and made available on or about April 3, 2009.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials to our stockholders on the Internet. Accordingly, a notice of Internet availability of proxy materials will be mailed on or about April 3, 2009 to our stockholders of record and beneficial owners on March 13, 2009. Stockholders will have the ability to access the proxy materials, free of charge, on a website referred to in the notice or request a printed set of the proxy materials be sent to them, by following the instructions in the notice. You will need your 12-digit control number that is included with the notice mailed on April 3, 2009 to vote your shares. If you have not received a copy of this notice, please contact our investor relations department at 201-587-1000 or send an e-mail to ircontact@alx-inc.com. If you wish to receive a hard copy of these materials you can request them at www.proxyvote.com or by dialing 1-800-579-1639 and following the instructions at that website or phone number.

How do you vote?

You may authorize a proxy over the Internet (at www.proxyvote.com), by telephone (at 1-800-579-1639) or by executing and returning a proxy card. Once you authorize a proxy, you may revoke that proxy by (1) executing and submitting a later-dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our office at 888 Seventh Avenue, New York, New York 10019, or (4) attending the Annual Meeting and voting in person. Attending the Annual Meeting without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy.

We will pay the cost of soliciting proxies. We have hired MacKenzie Partners, Inc. to solicit proxies at a fee not to exceed $5,000. In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals, and we may reimburse them for their expenses in so doing. If you hold shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee, which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

Who is entitled to vote?

Only stockholders of record as of the close of business on March 13, 2009 are entitled to notice of, and to vote at, the Annual Meeting. We refer to this date as the “record date.” On that date, there were 5,105,936 common shares, par value $1.00 per share (“Shares”), outstanding. Holders of Shares as of the record date are entitled to one vote per share on each matter properly submitted at the Annual Meeting.

How do you attend the meeting in person?

If you would like to attend the Annual Meeting in person, you will need to bring an account statement or other acceptable evidence of ownership of your Shares as of the close of business on the record date. If you hold Shares in street name and wish to vote at the Annual Meeting, you will need to contact your nominee and obtain a proxy from your nominee and bring it to the Annual Meeting.

How will your votes be counted?

The holders of a majority of the outstanding Shares as of the close of business on the record date, present in person or by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. A broker non-vote and any proxy marked “withhold authority” or an abstention, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the vote on the election of directors or the ratification of the appointment of our independent registered public accounting firm.

It is the Company’s understanding that Interstate Properties (“Interstate”), a New Jersey general partnership (an owner of shopping centers and an investor in securities and partnerships), Interstate’s general partners, and Vornado Realty Trust (“Vornado”), who, as of March 13, 2009, own, in the aggregate, approximately 59% of the Shares, will vote (1) for the approval of the election of the nominees listed in this proxy statement for directors, and (2) for the ratification of the appointment of the Company’s independent registered public accounting firm and, therefore, it is likely that these matters will be approved.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently has eight members. Our Bylaws provide that our directors are divided into three classes, as nearly equal in number as reasonably possible, as determined by the Board. One class of directors is elected at each Annual Meeting to hold office for a term of three years and until their successors have been duly elected and qualified.

Unless otherwise directed in the proxy, each of the persons named in the attached proxy will vote such proxy for the election of the three nominees listed below as Class III directors. If any nominee at the time of election is unavailable to serve, it is intended that each of the persons named in the proxy will vote for an alternative nominee who will be designated by the Board. Proxies may be voted only for the nominees named or such alternates. We do not currently anticipate that any nominee for directors will be unable to serve as a director.

Under the Bylaws, the affirmative vote of a plurality of votes present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, if a quorum is present, is sufficient to elect a director. Proxies marked “withhold authority” will be counted for the purpose of determining the presence of a quorum but will have no effect on the result of the vote. A broker non-vote will have no effect on the result of the vote.

The Board of Directors recommends that stockholders vote “FOR” approval of the election of the nominees listed below to serve as Class III directors until 2012 and until their respective successors have been duly elected and qualified.

The following table sets forth the nominees (all of whom are presently members of the Board) and other present members of the Board who will continue on the Board following the Annual Meeting, together with a brief biography for each such person and the year in which the person became a director of the Company.

				Year
		Principal Occupation	Year	First
		and, if Applicable,	Term	Appointed
		Present Position	Will	as
Name	Age	with the Company	Expire	Director

Nominees for Election to Serve as Directors until the Annual Meeting in 2012 (CLASS III)
David Mandelbaum	73	A member of the law firm of Mandelbaum & Mandelbaum, P.C. since 1967; a general partner of Interstate since 1968; a trustee of Vornado since 1979	2012	1995

Arthur I. Sonnenblick	77	Senior Managing Director of Sonnenblick-Goldman Company (a real estate investment banking firm) since January 1996 and Vice Chairman and Chief Executive Officer prior thereto	2012	1984

Dr. Richard R. West	71	Dean Emeritus, Leonard N. Stern School of Business, New York University; Professor from September 1984 until September 1995 and Dean from September 1984 until August 1993; prior thereto, Dean of the Amos Tuck School of Business Administration at Dartmouth College; a trustee of Vornado since 1982; a director of Bowne & Co., Inc. (a commercial printing company) and a number of investment companies managed by BlackRock Advisors (an asset management firm)	2012	1984

Present Directors Elected to Serve as Directors until the Annual Meeting in 2010 (CLASS I)
Michael D. Fascitelli	52	President of the Company since August 2000; President and a trustee of Vornado since December 1996; Partner at Goldman, Sachs & Co. (an investment banking firm) in charge of its real estate practice from December 1992 to December 1996 and a vice president prior thereto; a director of Toys “R” Us, Inc. (a retailer)	2010	1996

Thomas R. DiBenedetto	59	President of Boston International Group, Inc. (an investment management firm) since 1983; President of Junction Investors Ltd. (an investment management firm) since 1992; a director of NWH, Inc. (a software company); Managing Director of Olympic Partners (a real estate investment firm); a director of Detwiler, Mitchell & Co. (a securities firm)	2010	1984

				Year
		Principal Occupation	Year	First
		and, if Applicable,	Term	Appointed
		Present Position	Will	as
Name	Age	with the Company	Expire	Director

Present Directors Elected to Serve as Directors until the Annual Meeting in 2011 (CLASS II)
Steven Roth	67	Chief Executive Officer of the Company since March 1995; Chairman of the Board of Directors of the Company since May 2004; Chairman of the Board and Chief Executive Officer of Vornado since 1989 and a trustee of Vornado since 1979; Managing General Partner of Interstate; a director of Toys “R” Us, Inc. (a retailer)	2011	1989

Neil Underberg	80	Partner in the law firm of Winston & Strawn LLP since September 2000; a member of the law firm of Whitman Breed Abbott & Morgan from December 1987 to September 2000	2011	1980

Russell B. Wight, Jr.	69	A general partner of Interstate since 1968; a trustee of Vornado since 1979	2011	1995

We are not aware of any family relationships among any directors or executive officers of the Company or persons nominated or chosen by the Company to become directors or executive officers.

For information about other relationships among directors or our executive officers, please see “Certain Relationships and Related Transactions” below.

Corporate Governance

Our Shares are listed for trading with The New York Stock Exchange, Inc. (the “NYSE”) and we are subject to the NYSE’s Corporate Governance Rules. However, because more than 51% of our Shares are owned by a “group” consisting of Interstate and Vornado, the Company is a “controlled” company and therefore, is exempt from some of the NYSE Corporate Governance Rules. In the Company’s case, this means, among other things, that we are not required to have a nominating committee or a fully independent compensation committee, nor, even though our Board meets this requirement, are we required to have a majority of directors be independent under the NYSE rules.

The Board has determined that Messrs. DiBenedetto, Mandelbaum, Sonnenblick, Underberg, Wight and Dr. West are independent for the purposes of the NYSE Corporate Governance Rules. Accordingly, six out of our eight existing and proposed directors are independent. The Board reached this conclusion after considering all applicable relationships between or among such directors and the Company or management of the Company. These relationships are described in the section of this Proxy Statement entitled “Certain Relationships and Related Transactions.” The Board further determined that such directors meet all of the “bright-line” requirements of the NYSE Corporate Governance Rules as well as the categorical standards adopted by the Board in our Corporate Governance Guidelines.

As part of its commitment to good corporate governance, the Board of Directors has adopted the following committee charters and policies:

•	Audit Committee Charter

•	Compensation Committee Charter

•	Corporate Governance Guidelines (Attached as Annex A)

•	Code of Business Conduct and Ethics

We have made available on our website (www.alx-inc.com) copies of these charters, guidelines and policies. We will post any future changes to these charters, guidelines or policies to our website and may not otherwise publicly file such changes. Our regular filings with the SEC and our directors’ and executive officers’ filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, are also available on our website. In addition, copies of these charters, guidelines and policies are available free of charge from the Company.

The Code of Business Conduct and Ethics applies to all of our directors, executives and other employees.

Committees of the Board of Directors

The Board has an Executive Committee, an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee.

The Board held five meetings during 2008. Each director attended all of the meetings of the Board and all committees on which he served during 2008 with the exception of Mr. Russell B. Wight, Jr., who did not attend two of the Board meetings.

In addition to full meetings of the Board, non-management, independent directors met five times in sessions without members of management present. During these meetings, the independent directors selected their own presiding member.

Executive Committee

The Executive Committee possesses and may exercise all the authority and powers of the Board in the management of the business and affairs of the Company, except those reserved to the Board by the Delaware General Corporation Law. The Executive Committee consists of four members, Messrs. Roth, Fascitelli, Wight and Dr. West. Mr. Roth is the Chairman of the Executive Committee. The Executive Committee did not meet in 2008.

Audit Committee

The Audit Committee, which held four meetings during 2008, consists of three members, Messrs. DiBenedetto, Sonnenblick and Dr. West. The Board has determined that these three directors are independent for the purposes of the NYSE Corporate Governance Rules, that they meet the additional requirements of independence for serving on the Audit Committee in accordance with the rules and regulations promulgated by the SEC and that they meet the financial literacy standards of the NYSE. Dr. West is the Chairman of the Audit Committee.

In addition, at all times at least one member of the Audit Committee has met the NYSE standards for financial management expertise. The Board has determined that Dr. West is qualified to serve as an “audit committee financial expert,” as defined by SEC Regulation S-K, and thus has at least one such individual serving on its Audit Committee. The Board reached this conclusion based on his relevant experience, as described above under “Proposal 1: Election of Directors.”

The Audit Committee’s purposes are to: (i) assist the Board in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in the Company’s annual Proxy Statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements prior to the filing of each Annual Report on Form 10-K, reviews of our quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q, annually auditing the effectiveness of our internal control over financial reporting, and other procedures. The Board has adopted a written Audit Committee Charter.

Persons interested in contacting our Audit Committee members with regard to accounting, auditing or financial concerns will find information on how to do so on our website (www.alx-inc.com). This means of contact should not be used for solicitations or communications with us of a general nature.

Compensation Committee

The Compensation Committee is responsible for establishing the terms of the compensation of executive officers. The Committee consists of two independent members, Dr. West, as Chairman, and Mr. DiBenedetto. The Compensation Committee met once in 2008.

From time to time, the Compensation Committee consults with one or more executive compensation experts. Currently, the Compensation Committee has retained Towers Perrin as a compensation consultant to provide assistance in reviewing the overall compensation plan, its objectives and implementation.

Selection of Directors

The Board is responsible for selecting the nominees for election to our Board. The members of the Board may, in their discretion, work or otherwise consult with members of management of the Company in selecting nominees. The Board evaluates nominees, including stockholder nominees (see “Advance Notice for Stockholder Nominations and Stockholder Proposals”), by considering the following criteria among others:

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;

•	Ability and willingness to commit adequate time to Board and committee matters;

•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs; and

•	Diversity of viewpoints, experience and other demographics.

The Board selects and evaluates candidates for the Board in accordance with the criteria set out in the Company’s Corporate Governance Guidelines.

Attendance at Annual Meetings of Stockholders

All of our directors were present at the 2008 Annual Meeting of Stockholders. We do not have a policy with regard to directors’ attendance at Annual Meetings of Stockholders.

Persons wishing to contact the independent members of the Board should call (866) 233-4238. A recording of each phone call will be forwarded to one independent member of the Board who sits on the Audit Committee as well as to two members of management who may respond to any such call if a return number is provided. This means of contact should not be used for solicitations or communications with us of a general nature. Information on how to contact us generally is available on our website (www.alx-inc.com).

PRINCIPAL SECURITY HOLDERS

The following table sets forth the number of Shares as of March 13, 2009, beneficially owned by (i) each person who holds more than a 5% interest in the Company, (ii) directors of the Company, (iii) named executive officers of the Company and (iv) the directors and executive officers of the Company as a group.

			Percent of
		Number of Shares	All Shares
Name of Beneficial Owner	Address of Beneficial Owner	Beneficially Owned	(1)(2)

Named Executive Officers and Directors
Steven Roth(3)	(4)	1,364,268	26.72%
Michael D. Fascitelli(5)	(4)	—	—
Russell B. Wight, Jr.(3)(6)	(4)	1,370,768	26.85%
David Mandelbaum(3)	(4)	1,362,305	26.68%
Joseph Macnow(7)	(4)	4,586	*
Thomas R. DiBenedetto(8)	(4)	2,000	*
Neil Underberg	(4)	982	*
Dr. Richard R. West	(4)	200	*
Arthur I. Sonnenblick	(4)	—	—
All executive officers and directors as a group (10 persons)	(4)	1,395,973	27.34%
Other Beneficial Owners
Vornado Realty Trust(9)	(4)	1,654,068	32.40%
Interstate Properties(3)(9)	(4)	1,354,568	26.53%
Franklin Mutual Advisers, LLC(10)	51 John F. Kennedy Parkway Short Hills, NJ 07078	557,576	10.92%
Ronald Baron, Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc.(11)	767 Fifth Avenue	439,597	8.61%
	New York, NY 10153

*	Less than 1%.

(1)	Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares. Numbers and percentages in the table are based on 5,105,936 Shares outstanding as of March 13, 2009.

(2)	The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days of the record date, pursuant to the exercise of options, are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person. As of the record date, there were no options (or stock appreciation rights) outstanding.

(3)	Interstate, a partnership of which Messrs. Roth, Wight and Mandelbaum are the general partners, owns 1,354,568 Shares. These Shares are included in the number of Shares and the percentage of all Shares of Interstate, Messrs. Roth, Wight and Mandelbaum. These gentlemen share investment power and voting power with respect to these Shares.

(4)	The address of such person(s) is c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey, 07652.

(5)	Does not include 36 Shares held by Mr. Fascitelli’s children.

(6)	Includes 6,200 Shares owned by the Wight Foundation, over which Mr. Wight holds sole voting power and sole investment power. Does not include 2,000 Shares owned by Mr. Wight’s children or 500 Shares owned by Mr. Wight’s spouse. Mr. Wight disclaims any beneficial interest in these Shares.

(7)	Includes 4,346 shares which are pledged as security for loans from third parties.

(8)	Includes 2,000 Shares held by the T.R. DiBenedetto Foundations, over which Mr. DiBenedetto holds sole voting and investment power but as to which Mr. DiBenedetto disclaims beneficial ownership.

(9)	Interstate owns approximately 4% of the common shares of beneficial interest of Vornado. Interstate and its three general partners (Messrs. Roth, Mandelbaum and Wight, who are all directors of the Company and trustees of Vornado) own, in the aggregate, approximately 10% of the common shares of beneficial interest of Vornado. Interstate, its three general partners and Vornado own, in the aggregate, approximately 59% of the outstanding Shares of the Company. See “Certain Relationships and Related Transactions.”

(10)	Based on Amendment No. 8 to a Schedule 13G filed on January 15, 2009, Franklin Mutual Advisers, LLC has the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, 557,576 Shares.

(11)	Based on Amendment No. 7 to a Schedule 13G filed on February 12, 2009, Ronald Baron owns 439,597 Shares in his capacity as a controlling person of Baron Capital Group, Inc., BAMCO, Inc. and Baron Capital Management, Inc. and Baron Asset Fund. Mr. Baron disclaims beneficial ownership of these Shares to the extent such Shares are held by persons other than Baron Capital Group, Inc. (437,477 Shares). His ownership includes 7,120 Shares that he owns personally. Mr. Baron has the sole power to vote or direct the vote of, and to dispose or direct the disposition of, 7,120 Shares and shared power to vote or direct the vote of 407,807 Shares, and to dispose or direct the disposition of, 432,477 Shares. Mr. Baron is the Chairman and Chief Executive Officer of Baron Capital Group, Inc., BAMCO, Inc. and Baron Capital Management, Inc. and President and CEO of Baron Asset Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership of, and transactions in, our equity securities. Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, and on written representations from certain reporting persons, we believe the only filing deficiencies under Section 16(a) by our directors, executive officers and 10% stockholders during 2008 are as follows: three late filings by Russell B. Wight, Jr., a Director, with regard to three transactions.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee is responsible for decisions concerning the performance and compensation of our executive officers and administering our equity-based plans.

Overview of Compensation Philosophy and Program

We are managed by, and our properties are leased and developed by, Vornado, pursuant to agreements which expire in March of each year, and are automatically renewable. We do not pay cash compensation to any of Vornado’s employees for services rendered. In lieu of cash compensation and to align their interests with those of our stockholders, our Board determined to compensate Vornado officers for their services as our officers only with equity-based compensation. As of the date of this Proxy Statement, there are no equity-based awards outstanding under our Omnibus Stock Plan.

Cash Compensation

None of our current executive officers receives a salary or bonus.

Equity Compensation

In 1996 and again (upon the expiration of the original plan) in 2006, we adopted an Omnibus Stock Plan (the “Plan”), in each case with the approval of our stockholders. Under the Plan, the Compensation Committee has the authority to grant to members of our management or Board options, restricted shares or units, stock appreciation rights (“SARs”) and other equity-based compensation. Initially, Mr. Fascitelli received options to purchase 350,000 shares of stock options (at an exercise price of $73.88 per share) in 1996. Additional grants of options were made to Messrs. Roth, Fascitelli and Macnow in 1999 at an exercise price of $70.375 per share in the amounts of 350,000, 150,000 and 35,000, respectively. In 2000, the options held by Messrs. Roth and Fascitelli were converted into SARs having the same strike price, in order to not violate share ownership limitations designed to preserve our REIT status that are contained in our organizational documents.

On December 29, 2005, Mr. Fascitelli exercised 350,000 of his existing SARs which were scheduled to expire in December 2006, and received $173.82 for each SAR exercised, representing the difference between our stock price of $247.70 (the average of the high and low market price) on the date of exercise and the exercise price of $73.88. This exercise was consistent with our tax planning. On January 10, 2006, the Committee granted Mr. Fascitelli SARs covering 350,000 shares of our common stock. The exercise price of the SARs was $243.83 per share of common stock, which was the average of the high and low trading price of our common stock on the date of grant. The SARs became exercisable on July 10, 2006. Mr. Fascitelli’s early exercise of his previous SARs and the related tax consequences for us were factors in our decision to make the new grant to him. The SARs granted on January 10, 2006 were scheduled to expire on March 14, 2007 and were exercised by Mr. Fascitelli on March 13, 2007.

As all remaining equity awards were scheduled to expire on March 4, 2009, each of Messrs. Roth, Fascitelli and Macnow (as well as each director) exercised all of their remaining SARs and options in 2008 and early 2009. As of today’s date, there are no outstanding awards under the Plan.

All grants of equity-based compensation have been made on the date of approval by our Compensation Committee at the average of the high and low price of the Company’s common stock on the New York Stock Exchange on that date. The Company accounts for stock-based compensation in accordance with Statement of Financial Accounting Standards 123R, Share-Based Payment (“SFAS 123R”).

Role of Compensation Consultants

From time to time, we and the Compensation Committee also consult with one or more executive compensation experts, and consider the compensation levels of other companies in our industry and other industries that compete for the same talent.

Employment Agreements, Change of Control and Severance Arrangements

There are no employment contracts or severance or change of control arrangements with any of our officers. In addition, as all equity-based compensation awarded was fully vested throughout 2008, there would have been no acceleration of vesting on any change of control.

Stock Ownership Guidelines

As our senior executives generally have significant personal stakes in our equity, we have not established any policy regarding security ownership by management. In accordance with Federal securities law, we prohibit short sales by our officers of our equity securities.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”) provides that, in general, publicly traded companies may not deduct, in any taxable year, compensation in excess of $1,000,000 paid to such companies’ chief executive officer and other most highly-compensated executive officers as of the end of any fiscal year which is not “performance based,” as defined in Section 162(m). We and the Compensation Committee believe that it is in the best interests of the Company and its stockholders to comply with the limitations of Section 162(m) to the extent practicable and consistent with retaining, attracting and motivating the Company’s executive officers. However, to maintain flexibility in compensating executive officers in a manner designed to promote the goals of the Company and its stockholders, we have not adopted a policy that all executive compensation must be deductible. The limitations of Section 162(m) do not apply to the compensation we currently pay.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Company has reviewed and discussed the Compensation Committee Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

The Compensation Committee of the Board of Directors:

DR. RICHARD R. WEST
THOMAS R. DIBENEDETTO

EXECUTIVE COMPENSATION

Except as described below with regard to the exercise of stock appreciation rights, the Company’s Chief Executive Officer, President and Chief Financial Officer (such persons being all of the Company’s executive officers) have not received compensation from, or on behalf of, the Company for services rendered as part of their duties as executives in 2008, 2007 and 2006. As of the date of this Proxy Statement, we have three executive officers: (1) Steven Roth, Chief Executive Officer; (2) Michael D. Fascitelli, President; and (3) Joseph Macnow, Executive Vice President and Chief Financial Officer.

The following table sets forth the compensation earned by the Company’s Principal Executive Officer, President and Principal Financial Officer for 2008, 2007 and 2006 (the “Covered Executives”).

Summary Compensation Table

			SAR
Name and		Salary	Awards	All Other
Principal Position	Year	($)	($)(1)	Compensation($)(2)	Total ($)

Steven Roth	2008	—	(6,551,591)	32,500	(6,519,091)
Chairman and Chief	2007	—	(23,240,000)	32,000	(23,208,000)
Executive Officer	2006	—	60,952,000	31,500	60,983,500
(Principal Executive Officer)

Michael D. Fascitelli	2008	—	(13,702,500)	32,500	(13,670,000)
President	2007	—	(20,296,000)	32,000	(20,264,000)
	2006	—	87,661,000	31,500	87,692,500

Joseph Macnow	2008	—	—	—	—
Executive Vice	2007	—	—	—	—
President and Chief	2006	—	—	—	—
Financial Officer (Principal Financial Officer)

(1)	Information in this column represents the amount of SARs compensation expense (or the reversal of previously recorded expense) recognized for financial statement purposes. For a further discussion of SARs, please see Note 11, “Stock-Based Compensation” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(2)	Amounts in this column reflect the annual retainers and meeting fees paid to an executive for service as a member of the Company’s Board of Directors.

Grants of Plan-Based Awards in 2008

No grants of plan-based awards were made to the Covered Executives made in 2008.

Outstanding Equity Awards at 2008 Year-End

The following tables summarize the number and value of equity awards held at December 31, 2008 and the aggregate option exercises and shares vested in 2008 by the Covered Executives. As of the date of this Proxy Statement, there are no outstanding awards as all the awards listed below were exercised in the first quarter of 2009 prior to their expiration on March 4, 2009.

	Option and SAR Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option/SAR
Name and Applicable	Options/SARs (#)	Options/SARs (#)	Exercise	Option/SAR
Grant Date	Exercisable	Unexercisable	Price ($)(3)	Expiration Date

Steven Roth
3/4/99(1)	150,000	—	63.375	3/4/09
Michael D. Fascitelli
3/4/99(1)	150,000	—	63.375	3/4/09
Joseph Macnow
3/4/99(2)	4,346	—	68.979	3/4/09

(1)	These awards were originally granted as options and converted to SARs with the same strike price in 2000. They vested ratably over three years from the date of grant.

(2)	These awards of options vested ratably over three years from the date of grant.

(3)	The exercise price for these awards reflects an adjustment made in connection with a special dividend to stockholders made by the Company in 2008.

Aggregated SAR and Option Exercises in 2008

	SAR or Option Awards
	Shares or Share
	Equivalents
	Acquired on	Value
	Exercise	Realized
Name	(#)	($)

Steven Roth	200,000	62,808,500
Michael D. Fascitelli	—	—
Joseph Macnow	20,740	6,516,542

Compensation of Directors

During 2008, the Company’s directors received annual retainers and an additional $500 for each Board or committee meeting attended. Directors receive annual retainers in the following amounts: Messrs. DiBenedetto, Sonnenblick, Underberg and Dr. West — $50,000 each and Messrs. Roth, Fascitelli, Mandelbaum and Wight — $30,000 each. The following table sets forth the compensation (other than that received in such director’s capacity as an officer) for the members of the Company’s Board of Director’s for 2008.

Fees Earned or Paid in Cash
Name	and Total Compensation ($)(1)

Steven Roth	32,500
Michael D. Fascitelli	32,500
Thomas R. DiBenedetto	55,000
David Mandelbaum	32,500
Arthur I. Sonnenblick	54,500
Neil Underberg	52,500
Richard R. West	55,000
Russell B. Wight, Jr.	31,500

(1)	Fees paid to Messrs. Roth and Fascitelli are also reflected in the Summary Compensation Table.

Compensation Committee Interlocks and Insider Participation

The Company has a Compensation Committee consisting of Dr. West and Mr. DiBenedetto. There are no interlocking relationships involving the Company’s Board, which require disclosure under the executive compensation rules of the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions

We review all relationships and transactions in which the Company and our significant stockholders, directors and our executive officers or their respective immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Company’s legal and financial staff are primarily responsible for the development and implementation of processes and controls to obtain information from our significant stockholders, directors and our executive officers with respect to related-person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our proxy statement. In addition, our Audit Committee reviews and approves or ratifies any related-person transaction that is required to be disclosed. The Committee, in the course of its review of a disclosable related-party transaction, considers: (1) the nature of the related person’s interest in the transaction; (2) the material terms of the transaction; (3) the importance of the transaction to the related person; (4) the importance of the transaction to the Company; (5) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and (6) any other matters the Committee deems appropriate.

Relationship with Vornado

Vornado owned approximately 32% of the outstanding Shares of the Company at March 13, 2009. Steven Roth is the Chairman of the Board, Chief Executive Officer and a director of the Company, the Managing General Partner of Interstate and the Chairman of the Board and Chief Executive Officer of Vornado. At March 13, 2009, Mr. Roth, Interstate and its two other general partners, David Mandelbaum and Russell B. Wight, Jr. (who are also directors of the Company and trustees of Vornado) owned, in the aggregate, approximately 27% of the outstanding Shares of the Company, and approximately 10% of the outstanding common shares of beneficial interest of Vornado.

We are managed by, and our properties are leased and developed by, Vornado, pursuant to agreements described below, which expire in March of each year and are automatically renewable.

Management and Development Agreements.

We pay Vornado an annual management fee equal to the sum of (i) $3,000,000, (ii) 3% of gross income from the Kings Plaza Regional Shopping Center, (iii) $0.50 per square foot of the tenant-occupied office and retail space at 731 Lexington Avenue and (iv) $234,000, escalating at 3% per annum, for managing the common area of 731 Lexington Avenue.

In addition, Vornado is entitled to a development fee of 6% of development costs, as defined, with minimum guaranteed fees of $750,000 per annum.

Leasing Agreements.

Vornado also provides us with leasing services for a fee of 3% of rent for the first ten years of a lease term, 2% of rent for the eleventh through the twentieth year of a lease term, and 1% of rent for the twenty-first through thirtieth year of a lease term, subject to the payment of rents by tenants. In the event third-party real estate brokers are used, the fees to Vornado increase by 1% and Vornado is responsible for the fees to the third-party real estate brokers. Vornado is also entitled to a commission upon the sale of any of our assets equal to 3% of gross proceeds, as defined, for asset sales less than $50,000,000 and 1% of gross proceeds, as defined, for asset sales of $50,000,000 or more. The total of these amounts is payable in annual installments in an amount not to exceed $4,000,000, with interest on the unpaid balance at LIBOR plus 1.0% (5.19% at December 31, 2008).

Other Agreements.

We have also entered into agreements with Building Maintenance Services, a wholly owned subsidiary of Vornado, to supervise cleaning, engineering and security services at our Lexington Avenue and Kings Plaza properties for an annual fee of the cost for such services plus 6%.

At December 31, 2008, we owed Vornado $31,079,000 for leasing fees, $11,496,000 for development fees and $1,511,000 for management, property management and cleaning fees. During the year ended December 31, 2008, the Company incurred $2,946,000 in leasing fees, $6,520,000 in development fees, $3,000,000 in Company management fees and $4,146,000 in property management and other fees under its agreements with Vornado.

Other Transactions

In the year ended December 31, 2008, Winston & Strawn LLP, a law firm in which Mr. Underberg, a director, is a partner, performed legal services for us for which it was paid $46,000.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purposes are to (i) assist the Board in its oversight of (a) the integrity of the Company’s consolidated financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in the Company’s annual Proxy Statement. The function of the Audit Committee is oversight. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as required by the applicable listing standards of the NYSE, as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Audit Committee operates pursuant to an Audit Committee Charter.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the establishment and effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Deloitte & Touche LLP, is responsible for planning and carrying out a proper audit of the Company’s annual consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to the conformity of such consolidated financial statements with accounting principles generally accepted in the United States of America and auditing the effectiveness of our internal control over financial reporting.

In performing its oversight role, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has also discussed with the independent registered public accounting firm its independence. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters it deems appropriate.

Based on the reports and discussions described in the preceding paragraph, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2008, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that Deloitte & Touche LLP is in fact “independent” or the effectiveness of the Company’s internal controls.

Dr. Richard R. West
Thomas R. DiBenedetto
Arthur I. Sonnenblick

PROPOSAL 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. This selection is as a result of a process most recently undertaken in 2008 by which the Audit Committee and management solicited and received proposals from and met with and interviewed several other independent registered public accounting firms. The Audit Committee initiated this process after consultation with management because it determined that there were possible benefits to be considered with regard to cost, audit firm independence and obtaining a fresh look at the Company’s financial accounting and internal controls processes. This process was not related to the quality of services provided by the Deloitte Entities. After consideration of each of the proposals, the Audit Committee retained the Deloitte Entities as the Company’s independent registered public accounting firm and has determined to continue that retention for 2009. As a matter of good corporate governance, the Audit Committee has chosen to submit its selection to stockholders for ratification. In the event that this selection of a registered public accounting firm is not ratified by a majority of the Shares present or represented by proxy at the Annual Meeting, the Audit Committee will review its future selection of a registered public accounting firm but will retain all rights of selection.

We expect that representatives of Deloitte Entities will be present at the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Deloitte Entities for the years ended December 31, 2008 and 2007 for professional services rendered for the audits of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K, for the reviews of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934 during those fiscal years were $358,700 and $336,700, respectively.

Audit-Related Fees

The aggregate fees billed by Deloitte Entities for the years ended December 31, 2008 and 2007 for professional services rendered that are related to the performance of the audits or reviews of the Company’s consolidated financial statements which are not reported above under “Audit Fees” were $304,200 and $288,700, respectively. “Audit-Related Fees” include fees for stand-alone audits of certain subsidiaries.

Tax Fees

The aggregate fees billed by Deloitte Entities for the years ended December 31, 2008 and 2007 for professional services rendered for tax compliance, advice and planning were $12,000 and $11,000, respectively. “Tax Fees” include fees for tax consultations regarding return preparation and REIT tax law compliance.

All Other Fees

There were no other fees billed by Deloitte Entities for the years ended December 31, 2008 and 2007 for professional services rendered other than those described above.

Pre-approval Policies and Procedures

In May 2003, the Audit Committee established the following policies and procedures for approving all professional services rendered by Deloitte Entities. The Audit Committee generally reviews and approves engagement letters for the services described above under “Audit Fees” before the provision of those services commences. For all other services, the Audit Committee has detailed policies and procedures pursuant to which it has pre-approved the use of Deloitte Entities for specific services for which the Audit Committee has set an aggregate quarterly limit of $50,000 on the amount of services that Deloitte Entities can provide to the Company. Any services that exceed the quarterly limit, or would cause the amount of total services provided by Deloitte Entities to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires management to provide it with regular quarterly reports of the amount of services provided by Deloitte Entities. Since the adoption of such policies and procedures, all such fees were approved by the Audit Committee in accordance therewith.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2009.

INCORPORATION BY REFERENCE

To the extent this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, the sections entitled “Compensation Committee Report on Executive Compensation,” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be incorporated unless provided otherwise in such filing.

ADDITIONAL MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of the individuals named in the attached proxy to vote said proxy in accordance with their discretion on such matters.

PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE

We have established procedures whereby shareholders may authorize their proxies via the Internet or by telephone. You may also authorize your proxy by mail. Please see the proxy card accompanying this Proxy Statement for specific instructions on how to authorize your proxy by any of these methods.

Proxies authorized via the Internet or by telephone must be received by 11:59 P.M., New York City time, on Wednesday, May 13, 2009. Authorizing your proxy via the Internet or by telephone will not affect the right to revoke your proxy should you decide to do so.

The Internet and telephone proxy authorization procedures are designed to authenticate shareholders’ identities and to allow shareholders to give their voting instructions and confirm that shareholders’ instructions have been recorded properly. The Company has been advised that the Internet and telephone proxy authorization procedures that have been made available are consistent with the requirements of applicable law. Shareholders authorizing their proxies via the Internet or by telephone should understand that there may be costs associated with voting in these manners, such as charges for Internet access providers and telephone companies that must be borne by the shareholder.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

The Bylaws of the Company provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to the provisions of our Bylaws must be delivered to the Secretary of the Company at our office at 888 Seventh Avenue, New York, NY 10019 between December 15, 2009 and January 14, 2010.

Stockholders interested in presenting a proposal for inclusion in the Proxy Statement for the Company’s Annual Meeting of Stockholders in 2010 may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be received at our office at 888 Seventh Avenue, New York, NY 10019, Attention: Secretary, not later than December 4, 2009.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Persons wishing to contact members of the Audit Committee, or otherwise contact independent members of the Board, may do so by calling (866) 233-4238. Messages will be forwarded to a member of the Audit Committee and to members of the Company’s senior management. Such messages will be forwarded on a confidential basis unless the contacting person provides a return address in his or her message. This means of contact should not be used for solicitations or communications with the Company of a general nature.

By Order of the Board of Directors,

Alan J. Rice
Secretary

April 3, 2009

It is important that proxies be returned promptly. Please authorize your proxy over the Internet, by telephone or by requesting, executing and returning a proxy card.

ANNEX A

ALEXANDER’S, INC.

CORPORATE GOVERNANCE GUIDELINES

I.  Introduction

The Board of Directors of Alexander’s, Inc. (the “Company”), has developed and adopted a set of corporate governance principles (the “Guidelines”) to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. These Guidelines are in addition to the Company’s Certificate of Incorporation and Bylaws, in each case as amended.

II.	Board Composition

The composition of the Board should balance the following goals:

•	The size of the Board should facilitate substantive discussions of the whole Board in which each Director can participate meaningfully; and

•	The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company’s business.

III.	Selection of Chairman of the Board and Chief Executive Officer

The Board is free to select its Chairman and the Company’s Chief Executive Officer in the manner it considers in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals.

IV.	Selection of Directors

Nominations.  The Board is responsible for selecting the nominees for election to the Company’s Board of Directors. The members of the Board may, in their discretion, work or otherwise consult with members of management of the Company in selecting nominees.

Criteria.  The Board should select new nominees for the position of independent Director considering the following criteria:

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•	Ability and willingness to commit adequate time to Board and committee matters;

•	The fit of the individual’s skills and personality with those of other Directors and potential Directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

•	Diversity of viewpoints, experience and other demographics.

Independence Standards.  With regard to Directors who are to be “independent” under the Corporate Governance Rules (the “NYSE Rules”) of the New York Stock Exchange, Inc. (the “NYSE”), to qualify as independent under the NYSE Rules, the Board must affirmatively determine that a Director has no material relationship with the Company and/or its consolidated subsidiaries. The Board has adopted the following categorical standards to assist it in making determinations of independence. For purposes of these standards, references to the “Company” will mean Alexander’s, Inc. and its consolidated subsidiaries.

The following relationships have been determined not to be material relationships that would categorically impair a Director’s ability to qualify as independent:

1. Payments to and from other organizations.  A Director’s or his immediate family member’s status as executive officer or employee of an organization that has made payments to the Company, or that has received payments from the Company, not in excess of the greater of:

(i)	$1 million; or

(ii)	2% of the other organization’s consolidated gross revenues for the fiscal year in which the payments were made.

In the case where an organization has received payments that ultimately represent amounts due to the Company and such amounts are not due in respect of property or services from the Company, these payments will not be considered amounts paid to the Company for purposes of determining (i) and (ii) above so long as the organization does not retain any remuneration based upon such payments.

2. Beneficial ownership of the Company’s equity securities.  Beneficial ownership by a Director or his immediate family member of not more than 10% of the Company’s equity securities. A Director or his immediate family member’s position as an equity owner, director, executive officer or similar position with an organization that beneficially owns not more than 10% of the Company’s equity securities.

3. Common ownership with the Company.  Beneficial ownership by, directly or indirectly, a Director, either individually or with other Directors, of equity interests in an organization in which the Company also has an equity interest.

4. Directorships with, or beneficial ownership of, other organizations.  A Director’s or his immediate family member’s interest in a relationship or transaction where the interest arises from either or both of:

(i)	his or his family member’s position as a director with an organization doing business with the Company; or

(ii)	his or his family member’s beneficial ownership in an organization doing business with the Company so long as the level of beneficial ownership in the organization is 25% or less, or less than the Company’s beneficial ownership in such organization, whichever is greater.

5. Affiliations with charitable organizations. The affiliation of a Director or his immediate family member with a charitable organization that receives contributions from the Company, or an affiliate of the Company, so long as such contributions do not exceed for a particular fiscal year the greater of:

(i)	$1 million; or

(ii)	2% of the organization’s consolidated gross revenues for that fiscal year.

6. Relationships with organizations to which the Company owes money.  A Director’s or his immediate family member’s status as an executive officer or employee of an organization to which the Company was indebted at the end of the Company’s most recent fiscal year so long as that total amount of indebtedness is not in excess of 5% of the Company’s total consolidated assets.

7. Relationships with organizations that owe money to the Company.  A Director’s or his immediate family member’s status as an executive officer or employee of an organization which is indebted to the Company at the end of the Company’s most recent fiscal year so long as that total amount of indebtedness is not in excess of 15% of the organization’s total consolidated assets.

8. Personal indebtedness to the Company.  A Director’s or his immediate family member’s being indebted to the Company at any time since the beginning of the Company’s most recently completed fiscal year so long as such amount does not exceed the greater of:

(i) $1 million; or

(ii) 2% of the individual’s net worth.

9. Leasing or retaining space from the Company.  The leasing or retaining of space from the Company by:

(i) a Director;

(ii) a Director’s immediate family member; or

(iii) an affiliate of a Director or an affiliate of a Director’s immediate family member;

so long as in each case the rental rate and other lease terms are at market rates and terms in the aggregate at the time the lease is entered into or, in the case of a non-contractual renewal, at the time of the renewal.

10. Other relationships that do not involve more than $100,000. Any other relationship or transaction that is not covered by any of the categorical standards listed above and that do not involve payments of more than $100,000 in the most recently completed fiscal year of the Company.

11. Personal relationships with management. A personal relationship between a Director or a Director’s immediate family member with a member of the Company’s management.

12. Partnership and co-investment relationships between or among Directors. A partnership or co-investment relationship between or among a Director or a Director’s immediate family member and other members of the Company’s Board of Directors, including management Directors, so long as the existence of the relationship has been previously disclosed in the Company’s reports and/or proxy statements filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

The fact that a particular transaction or relationship falls within one or more of the above categorical standards does not eliminate a Director’s obligation to disclose the transaction or relationship to the Company, the Board of Directors or management as and when requested for public disclosure and other relevant purposes. For relationships that are either not covered by or do not satisfy the categorical standards above, the determination of whether the relationship is material and therefore whether the Director qualified as independent or not, may be made by the Board. The Company shall explain in the annual meeting proxy statement immediately following any such determination the basis for any determination that a relationship was immaterial despite the fact that it did not meet the foregoing categorical standards.

Invitation.  The invitation to join the Board should be extended by the Board itself via the Chief Executive Officer of the Company.

Orientation and Continuing Education.  Management, working with the Board, will provide an orientation process for new Directors, including background material on the Company, its business plan and its risk profile, and meetings with senior management. Members of the Board are required to undergo continuing education as recommended by the NYSE. In connection therewith, the Company will reimburse Directors for all reasonable costs associated with the attendance at or the completion of any continuing education program supported, offered or approved by the NYSE or approved by the Company.

V.	Election Term

The Board does not believe it should establish term limits.

VI.	Retirement of Directors

The Board believes it should not establish a mandatory retirement age.

VII.	Board Meetings

The Board currently plans at least four meetings each year, with further meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board. The meetings will usually consist of committee meetings and the Board meeting.

The agenda for each Board meeting will be established by the Chief Executive Officer, with assistance of the Company’s Secretary and internal corporation counsel. For the purposes hereof, the terms Secretary and internal corporate counsel will include anyone who acts in such capacity. Any Board member may suggest the inclusion of additional subjects on the agenda. Management will seek to provide to all Directors an agenda and appropriate materials in advance of meetings, although the Board recognizes that this will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be possible.

Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the Directors to make an informed judgment.

VIII.	Executive Sessions

To ensure free and open discussion and communication among the non-management Directors, the non-management Directors will meet in executive sessions periodically, with no members of management present. Non-management Directors who are not independent under the NYSE Rules may participate in these executive sessions, but independent Directors should meet separately in executive session at least once per year.

The participants in any executive sessions will select by majority vote of those attending a presiding Director for such sessions or any such session.

In order that interested parties may be able to make their concerns known to the non-management Directors, the Company shall disclose a method for such parties to communicate directly with the presiding Director or the non-management Directors as a group. For the purposes hereof, communication through a third-party such as an external lawyer or a third-party vendor who relays information to non-management members of the Board will be considered direct.

IX.	The Committees of the Board

The Company shall have at least the committees required by the NYSE Rules. Currently, these are the Audit Committee and the Compensation Committee. Each of these committees must have a written charter satisfying the rules of the NYSE.

All Directors, whether members of a committee or not, are invited to make suggestions to a committee chair for additions to the agenda of his or her committee or to request that an item from a committee agenda be considered by the Board. Each committee chair will give a periodic report of his or her committee’s activities to the Board.

Each of the Audit Committee and the Compensation Committee shall be composed of at least such number of Directors as may be required by the NYSE Rules who the Board has determined are “independent” under the NYSE Rules. Any additional qualifications for the members of each committee shall be set out in the respective committees’ charters. A Director may serve on more than one committee for which he or she qualifies.

Each committee may take any action in a meeting of the full Board, and actions of the Board, including the approval of such actions by a majority of the members of the committee, will be deemed to be actions of that committee. In such circumstance only the votes cast by members of the committee shall be counted in determining the outcome of the vote on matters upon which the committee acts.

X.	Management Succession

At least annually, the Board shall review and concur in a succession plan, developed by management, addressing the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible successors to the CEO.

XI.	Executive Compensation

Evaluating and Approving Salary for the CEO.  The Board, acting through the Compensation Committee, evaluates the performance of the CEO and the Company against the Company’s goals and objectives and approves the compensation level of the CEO.

Evaluating and Approving the Compensation of Management.  The Board, acting through the Compensation Committee, evaluates and approves the proposals for overall compensation policies applicable to executive officers.

XII.	Board Compensation

The Board should conduct a review at least once every three years of the components and amount of Board compensation in relation to other similarly situated companies. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board’s objectivity.

XIII.	Expectations of Directors

The business and affairs of the Company shall be managed under the direction of the Board in accordance with Delaware law. In performing his or her duties, the primary responsibility of a Director is to exercise his or her business judgment in the best interests of the Company. The Board has developed a number of specific expectations of Directors to promote the discharge of this responsibility and the efficient conduct of the Board’s business.

Commitment and Attendance.  All independent and other Directors should make every effort to attend meetings of the Board and meetings of committees of which they are members. Members may attend by telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. The Board may act by unanimous written consent in lieu of a meeting.

Participation in Meetings.  Each Director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Upon request, management will make appropriate personnel available to answer any questions a Director may have about any aspect of the Company’s business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

Loyalty and Ethics.  In their roles as Directors, all Directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interests possessed by a Director.

The Company has adopted a Code of Business Conduct and Ethics, including a compliance program to enforce the Code. Certain portions of the Code deal with activities of Directors, particularly with respect to transactions in the securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Directors should be familiar with the Code’s provisions in these areas and should consult with any independent member of the Board or the Company’s internal corporation counsel in the event of any concerns. The Board is ultimately responsible for applying the Code to specific situations and has the authority to interpret the Code in any particular situation.

Other Directorships.  The Company values the experience Directors bring from other boards on which they serve, but recognizes that those boards may also present demands on a Director’s time and availability and may present conflicts or legal issues. Directors should advise the Chairman of the Board before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses or governmental units.

Contact with Management.  All Directors are invited to contact the CEO at any time to discuss any aspect of the Company’s business. Directors will also have complete access to other members of management. The Board expects that there will be frequent opportunities for Directors to meet with the CEO and other members of management in Board and committee meetings and in other formal or informal settings.

Further, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

Contact with Other Constituencies.  It is important that the Company speak to employees and outside constituencies with a single voice, and that management serve as the primary spokesperson.

Confidentiality.  The proceedings and deliberations of the Board and its committees are confidential. Each Director shall maintain the confidentiality of information received in connection with his or her service as a Director.

XIV.	Evaluating Board Performance

The Board, acting either as a group or through one or more designated members, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Board, acting either as a group or through one or more designated members, should periodically consider the mix of skills and experience that Directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

Each committee of the Board should conduct a self-evaluation at least annually and report the results to the Board. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter, if any.

XV.	Reliance on Management and Outside Advice

In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisors.

ALEXANDER’S, INC. 210 ROUTE 4 EAST PARAMUS, NJ 07652 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M11759 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ALEXANDER’S, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” PROPOSAL 2. 1. ELECTION OF DIRECTORS each for a term ending at the Annual Meeting of Stockholders in 2012 and until his successor is duly elected and qualified: Nominees: 01) David Mandelbaum 02) Arthur I. Sonnenblick 03)Richard R. West Vote On Proposal For Against Abstain 2. RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 3. TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER. For address changes and/or comments, please check this box and write them on the back where indicated. Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PRECEDING NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2008 Annual Report to Stockholders, including the 2008 Annual Report on Form 10-K, and Proxy Statement are available at www.proxyvote.com. âPlease detach along perforated line and mail in the envelope provided.â ALEXANDER’S, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERSMAY 14, 2009 10:00A.M. The undersigned stockholder, revoking all prior proxies, hereby appoints Steven Roth and Michael D. Fascitelli, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Alexander’s, Inc., a Delaware corporation (the “Company”), to be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663 on Thursday, May14, 2009 at 10:00a.m., local time, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all postponements or adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, AND (2) “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be executed on the reverse side.)